                               POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of Laura A. Cleveland, Clement Smadja and Erin Garbarino, signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1)  prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange
          Commission (the "SEC"), a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the
          SEC of reports required by Section 16(a) of the Securities Exchange
          Act of 1934, as amended (the "Exchange Act"), or any rule or regulation of the SEC;

     (2)  execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Fox Corporation (the
          "Company"), Forms 3, 4, and 5 (including any amendments thereto) in accordance with Section 16(a) of the Exchange Act, and the rules thereunder, Form 144 in accordance with Rule 144 under the Securities
          Act of 1933, as amended (the "Securities Act"), and any other report required or permitted to be filed or signed by the undersigned under the Exchange Act or the Securities Act, to the extent permitted by law;

     (3)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, 5 or 144 or any such other report, complete and execute any amendment or amendments thereto, and timely file such form or other report with the SEC and any stock exchange or similar authority; and

     (4)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-
          fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming or relieving, nor is the Company assuming or relieving, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act and the rules thereunder, Rule 144 under the Securities Act or any other provision of, or rule or regulation under, the Exchange Act or the Securities Act.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, 5 or 144 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of November, 2023.

                                        /s/ Adam G. Ciongoli
                                        ----------------------------------------
                                        Adam G. Ciongoli